SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2026

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFAI	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $110,400.00 per share	FFAIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modifications to Rights of Security Holders

On February 18, 2026, Faraday Future Intelligent Electric Inc. (the “Company”) filed an amendment (the “Certificate of Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation (as amended, the “Charter”) with the office of the Secretary of State of the State of Delaware (the “Delaware SOS”) to effect (i) an increase in the number of authorized shares of common stock, par value $0.0001 per share, of the Company (“FFAI Common Stock”) from 232,470,985 to 312,285,439 shares, and (ii) an increase in the number of authorized shares of preferred stock, par value $0.0001 per share, of the Company (“FFAI Preferred Stock”) from 17,931,000 to 24,087,265 shares, increasing the total number of authorized shares of FFAI Common Stock and FFAI Preferred Stock from 250,401,985 shares to 336,372,704 shares. The filing of the Certificate of Amendment was authorized by the stockholders of the Company at the Company’s special meeting of stockholders, which was held on February 13, 2026 (the “Special Meeting”).

The foregoing description of the Certificate of Amendment is a summary and is qualified in its entirety by the terms of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth under Item 3.03 above is incorporated herein by reference.

On February 18, 2026, prior to the Company’s filing of the Certificate of Amendment with the office of the Delaware SOS, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the Delaware SOS with respect to the Company’s Series A Preferred Stock, par value $0.0001 per share (“FFAI Series A Preferred Stock”), following the automatic redemption of all outstanding shares of FFAI Series A Preferred Stock after the conclusion of the Company’s Special Meeting. The Certificate of Elimination (i) eliminated the previous designation of one (1) share of FFAI Series A Preferred Stock from the Charter, which was not outstanding at the time of filing, and (ii) caused such share of FFAI Series A Preferred Stock to resume its status as an authorized but unissued and non-designated share of preferred stock.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of Faraday Future Intelligent Electric Inc.

3.2	Certificate of Elimination of Series A Preferred Stock.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: February 20, 2026	By:	/s/ Koti Meka
	Name:	Koti Meka
	Title:	Chief Financial Officer

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